UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                        Date of Report: October 15, 2003
                        (Date of earliest event reported)


                                VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  0-18105                    11-2871434
       -------------              -----------             ----------------------
(State or other jurisdiction of    Commission               (I.R.S. Employer
 incorporation or organization)   File Number)            Identification Number)

 180 Linden Avenue, Westbury, New York                          11590
 -------------------------------------                          -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, Including Area Code          (516) 997-4600
                                                            --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits
         --------
     99 Press release dated October 15, 2003 issued by Vasomedical, Inc. ("Registrant").

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On October 15, 2003, the Registrant issued a press release announcing the Registrant's financial results for its first fiscal quarter ended August 31, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                VASOMEDICAL, INC.


                                By:/s/ Thomas W. Fry
                                   -----------------------
                                   Thomas W. Fry
                                   Chief Financial Officer


Dated:   October 16, 2003